                                                                        Page 232
                                                               Exhibit 10(i)A(5)

                AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of May 24, 2001, by and among:

     (a) NSI Funding, Inc., a Delaware corporation ("Borrower"),

     (b) National Service Industries,  Inc., a Georgia  corporation,  as initial
Servicer (together with Borrower, the "Loan Parties" and each, a "Loan Party"),

     (c) Wachovia Bank,  N.A., a national  banking  association,  and Blue Ridge
Asset  Funding  Corporation,   a  Delaware  corporation   (together  with  their
respective successors and assigns, the "Lenders"), and

     (d)  Wachovia  Bank,  N.A.,  as agent for the  Lenders  (together  with its successors and assigns, the "Agent"),

with respect to that certain  Credit and Security  Agreement  dated as of May 2,
2001,  by and among the Borrower,  the Servicer,  the Lenders and the Agent (the
"Existing Agreement" which, as amended hereby, is hereinafter referred to as the
"Agreement").

     Unless otherwise  indicated,  capitalized  terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

                              W I T N E S S E T H :

     WHEREAS,  the parties  hereto  desire to amend the  Existing  Agreement  as hereinafter set forth;

     NOW, THEREFORE,  in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

     1.  Amendments to Existing  Agreement.  Upon execution of this Amendment by all parties hereto, the parties hereby agree that:

     (a) Section 9.1(g)(i) of the Existing Agreement is hereby amended to delete
"4.25%" where it appears and to substitute in lieu thereof "2.85%," and

     (b) Section 14.9 of the Existing Agreement is hereby amended to delete "NEW
YORK" where it appears and to substitute in lieu thereof "GEORGIA."

     (c) The definition of "Monthly Reporting Date" in Exhibit I to the Existing
Agreement is hereby amended and restated in its entirety to read as follows:

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                                                               Exhibit 10(i)A(5)

     "Monthly  Reporting  Date" means the 15th  Business Day of each month after the date of this  Agreement (or such other days of each month as the Agent shall request in connection with Section 8.5 hereof).

     2. Representations.

     2.1.  Each of the Loan Parties  represents  and warrants to the Lenders and the Agent that it has duly authorized, executed and delivered this Amendment and that the  Agreement  constitutes a legal,  valid and binding  obligation of such
Loan Party,  enforceable in accordance with its terms (except as  enforceability may be limited by applicable bankruptcy,  insolvency,  or similar laws affecting the  enforcement  of  creditors'  rights  generally or by  equitable  principles relating to enforceability).

     2.2.  Each of the Loan  Parties  further  represents  and  warrants  to the
Lenders and the Agent that each of its  representations and warranties set forth in Section  5.1 of the  Agreement  is true and correct as of the date hereof and that no Amortization Event or Unmatured Amortization Event exists as of the date hereof and is continuing.

     3. Conditions  Precedent.  This Amendment shall become  effective as of the date first above written upon receipt by the Agent of a counterpart  hereof duly executed by each of the parties hereto (including the Performance Guarantor).

     4. Miscellaneous.

     4.1.  Except as expressly  amended  hereby,  the Existing  Agreement  shall remain  unaltered and in full force and effect,  and each of the parties  hereby ratifies and confirms the Agreement and each of the other Transaction  Documents to which it is a party.

     4.2. THIS AMENDMENT  SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF GEORGIA.

     4.3.  EACH  PARTY  TO THIS  AMENDMENT  HEREBY  IRREVOCABLY  SUBMITS  TO THE
NON-EXCLUSIVE  JURISDICTION  OF ANY UNITED STATES FEDERAL OR GEORGIA STATE COURT
SITTING IN FULTON COUNTY, GEORGIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR
RELATING TO THE  AGREEMENT OR ANY DOCUMENT  EXECUTED BY SUCH PERSON  PURSUANT TO
THE AGREEMENT,  AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN
RESPECT OF SUCH ACTION OR  PROCEEDING  MAY BE HEARD AND  DETERMINED  IN ANY SUCH
COURT AND  IRREVOCABLY  WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER  HAVE AS TO
THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT
SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE
AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF
ANY OTHER  JURISDICTION.  ANY JUDICIAL  PROCEEDING BY ANY LOAN PARTY AGAINST THE
AGENT OR ANY  LENDER  OR ANY  AFFILIATE  OF THE AGENT OR ANY  LENDER  INVOLVING,
DIRECTLY OR  INDIRECTLY,  ANY MATTER IN ANY WAY  ARISING OUT OF,  RELATED TO, OR

                                                                        Page 234
                                                               Exhibit 10(i)A(5)

CONNECTED  WITH THE  AGREEMENT  OR ANY  DOCUMENT  EXECUTED  BY SUCH  LOAN  PARTY
PURSUANT TO THE  AGREEMENT  SHALL BE BROUGHT  ONLY IN A COURT IN FULTON  COUNTY,
GEORGIA.

     4.4. TO THE MAXIMUM EXTENT  PERMITTED BY APPLICABLE  LAW, EACH PARTY HERETO
HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL  PROCEEDING  INVOLVING,  DIRECTLY OR
INDIRECTLY,  ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY
WAY ARISING OUT OF, RELATED TO, OR CONNECTED  WITH THE  AGREEMENT,  ANY DOCUMENT
EXECUTED  BY ANY  LOAN  PARTY  PURSUANT  TO THE  AGREEMENT  OR THE  RELATIONSHIP
ESTABLISHED HEREUNDER OR THEREUNDER.

     4.5. This  Amendment may be executed in any number of  counterparts  and by the different  parties  hereto in separate  counterparts,  each of which when so executed  shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

                            {Signature pages follow}

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                                                               Exhibit 10(i)A(5)

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

BLUE RIDGE ASSET FUNDING CORPORATION

BY:  WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT

By:  __________________________________
         Name:
         Title:

WACHOVIA BANK, N.A., AS A LIQUIDITY BANK AND AS AGENT

By:____________________________________
         Name:
         Title:

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                                                               Exhibit 10(i)A(5)

NSI Funding, Inc.,
A DELAWARE CORPORATION, AS BORROWER

By:____________________________________
Name:
Title:

National Service Industries, Inc.,
A GEORGIA CORPORATION, AS SERVICER

By:____________________________________
Name:
Title:

The  undersigned,  as Performance  Guarantor,  hereby  consents to the foregoing amendment and confirms that its Performance Undertaking remains unaltered and in full force and effect after giving effect to such amendment:

National Service Industries, Inc.,
A DELAWARE CORPORATION,  AS PERFORMANCE GUARANTOR

By:____________________________________
Name:
Title: